FOREIGN CURRENCY FORWARD CONTRACTS	12 Months Ended
Dec. 31, 2025
Foreign Currency Forward Contracts
FOREIGN CURRENCY FORWARD CONTRACTS

13.	FOREIGN CURRENCY FORWARD CONTRACTS

Our global operations require active participation in foreign exchange markets. From the beginning of 2023, the Company entered into foreign currency forward contracts to reduce the risk arising from foreign exchange rate fluctuations.

We do not utilize hedge accounting and as such value open foreign currency forward contracts at fair value with the change in unrealized gain or loss recorded in “Change in fair value of derivatives and contingent consideration” on the Company’s consolidated statements of operations and comprehensive loss.

As of December 31, 2025 the Company did not have outstanding foreign currency forward contracts. The Company had 8 foreign currency forward contracts outstanding as of December 31, 2024, with a notional value of $8,540 and €2,020 ($2,098), respectively.

Foreign currency forward contracts are marked-to-market based on the difference between the forward rate and the exchange rate as of the reporting period; thus, the Company measures the fair value of these contracts under a Level 2 input.

The foreign currency forward contract assets totaled $0 and $272, respectively at December 31, 2025 and 2024. The Foreign currency forward contract liabilities totaled $0 and $67, respectively at December 31, 2025 and December 31, 2024. These assets and liabilities are recorded within prepaid expenses and other current assets, and other liabilities, current, respectively on the consolidated balance sheets.